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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           ___________________________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): JULY 8, 1996 (MAY 29, 1996)

                          ___________________________


                           KCD HOLDINGS INCORPORATED
             (Exact name of registrant as specified in its charter)

                          ___________________________

           NEVADA                      33-06827LA              95-4029439
- ---------------------------------     ------------         -------------------
  (State or other jurisdiction        (Commission           (I.R.S. Employer
of incorporation or organization)     File Number)         Identification No.)

                          ___________________________

                         2835 TOWNSGATE ROAD, SUITE 110
                       WESTLAKE VILLAGE, CALIFORNIA 91361
              (Address of principal executive offices) (Zip Code)

                          ___________________________

                                 (805) 494-6687
                        (Registrant's telephone number,
                              including area code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         As previously reported in the Company's Current Report on Form 8-K, filed with the Commission on April, 18, 1996, Mr. Clark Holcomb resigned as an officer and a director of the Company, effective as of April 12, 1996. Mr. Wellington Ewen was appointed as a director of the Company on April 15, 1996. On May 8, 1996, pursuant to a resolution adopted by the Company's Board of Directors, Mr. Ewen was appointed as the President of the Company.

         At a Special Meeting of the Board of Directors held on May 29, 1996, Mr. Oleg Batratchenko, Stephen Miller, M.D., and Mr. Gerald Epstein were appointed as directors of the Company, thereby filling the three (3) vacant positions on the Board of Directors.


                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KCD HOLDINGS INCORPORATED



Date: July 8, 1996                                 By: /s/ Wellington Ewen
                                                      --------------------------
                                                      Wellington Ewen, President





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